                                                                    EXHIBIT 99.2

[LOGO WAL*MART]

                                                           [LETTERHEAD WAL*MART]

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Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Thomas M. Schoewe, state and attest that:

1) To the best of my knowledge, based upon a review of the covered reports of Wal-Mart Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2) I have reviewed the contents of this statement with the Company's audit committee.

3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended January 31, 2002, of Wal-Mart Stores, Inc., filed with the Commission on April 15, 2002;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Wal-Mart Stores, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/     Thomas M. Schoewe
--------------------------------------------    Subscribed and sworn to
Thomas M. Schoewe                               before me this 14th day of
Executive Vice President and                    August 2002.
Chief Financial Officer
(Principal Financial Officer)                   /s/    Karen Demory
                                                --------------------------------
August 14, 2002                                 Notary Public

                                                My Commission Expires:
                                                         July 1, 2010
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                                                      [Notarial Seal]